UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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Synthesis Energy Systems, Inc.

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Explanatory Note

This filing consists of a copy of a presentation to be made by certain representatives of Synthesis Energy Systems, Inc. (the “Company”) on Monday, September 12, 2011 at the Rodman & Renshaw Annual Global Investment Conference in New York City, New York and on Thursday, September 15, 2011 at the Ardour Capital Energy Technology Annual Conference in New York City, New York. A copy of the presentation is also available on the Company’s website, www.synthesisenergy.com.

Additional Information

In connection with the proposed transaction, the Company has filed a preliminary proxy statement, and intends to file a definitive proxy statement, with the SEC and to mail the definitive proxy statement to the Company’s stockholders. The Company and its directors and officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the transaction. Information about the transaction is set forth in the preliminary proxy statement filed, and will be set forth in the definitive proxy statements to be filed, by the Company with the SEC.

You may obtain the preliminary proxy statement, and when available the definitive proxy statement, for free by visiting EDGAR on the SEC web site at www.sec.gov. Stockholders and investors should read the definitive proxy statement carefully before making any voting or investment decision because that document will contain important information.

Forward-Looking Statements This presentation includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. Forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Among those risks, trends and uncertainties are the early stage of development of SES, its estimate of the sufficiency of existing capital sources, its ability to successfully develop its licensing business, its ability to raise additional capital to fund cash requirements for future investments and operations, its ability to reduce operating costs, the limited history and viability of its technology, the effect of the current international financial crisis on its business, commodity prices and the availability and terms of financing opportunities, its results of operations in foreign countries and its ability to diversify, its ability to maintain production from its first plant in the ZZ joint venture, its ability to complete the expansion of the ZZ project, its ability to obtain the necessary approvals and permits for its Yima project and other future projects, the estimated timetables for achieving mechanical completion and commencing commercial operations for the Yima project, its ability to negotiate the terms of the conversion of the Yima project from methanol to glycol, the sufficiency of internal controls and procedures and the ability of SES to grow its business as a result of the ZJX and Zuari transactions as well as its joint venture with Midas Resource Partners. Although SES believes that in making such forward-looking statements its expectations are based upon reasonable assumptions, such statements may be influenced by factors that could cause actual outcomes and results to be materially different from those projected. SES cannot assure you that the assumptions upon which these statements are based will prove to have been correct. 2

Headquarters - Houston, Texas Asia Business & Engineering Center - Shanghai, China Highly experienced and global team Clean technology platform unlocks value low quality coals & biomass Well positioned for long term sustainable growth About SES Creating value through safely applying our clean, efficient and low cost gasification technology in projects across the globe where low cost - low rank coals and biomass feed-stocks are readily available and where markets exist for the clean conversion of these feed-stocks into high value energy and chemical products.

Investment Highlights Established operations, significant momentum on global scale 1st operating project 3.5 years in China 2nd China project nearing completion Pure play clean energy gasification business for low rank coal and biomass Unique value creative business model, technology and capability Coal is a major energy source, particularly in emerging markets such as China and India Biomass and biomass/coal blends produce high margin/highly marketable end products Commercially scalable, proprietary technology - SES' U-GAS(r) is proven and cost competitive Global deployment of U-GAS(r) technology - proven on commercial scale* Next generation technology more efficient than older, competing technologies Highly executable strategy for global growth and value creation Technology deployment - licensing agreements, equipment supply, carried interest Asset development globally - joint-ventures, capital investments, acquisitions Resource exploitation - integrated coal resource and biomass feedstock plays *U-GAS(r) licensed from Gas Technology Institute (GTI) 4

U-GAS(r) is a unique, proven gasification technology process that addresses the challenges of creating energy from low cost, low quality coal and biomass feed-stocks Our Technology Platform - U-GAS(r) Syngas Originated in U.S. at Gas Technology Institute ("GTI") Perfected over a thirty-five year period Commercialized by SES' two projects in China Fuel flexible - wide range of coal & biomass Simple, low-cost design Efficient, low maintenance, reliable Lower water usage, improved environmental performance Well suited for small and larger scale applications 5

What We Do - Create Valuable Clean Energy Products from Low Cost, Low Quality Coals Coal...a critical natural resource to meet the world's energy needs Found in almost every country; typically lowest cost fossil fuel ~50% of total recoverable global reserves are low quality sub-bituminous and lignite - SES' target feedstocks Low quality coals facilitate increased margins through significantly lower feedstock costs Sources: BP Statistical Review of World Energy 2010; Business Monitor International - China Oil & Gas Report Q4 2010; and, Jim Jordan & Associates - Global Methanol Report November 12, 2010 / Issue 390 Coal reserves (bn tonnes) 6

Multiple Paths To Value Creation Greenhouse Gas Capture Capable - CO2 Low Value Feedstocks High Value End Products Gasoline blending Syngas to gasoline Diesel - DME & FT liquids LPG - DME blending Synthetic natural gas (SNG) Fuel Gas IGCC Fuel cells Methanol Hydrogen Olefins Acetic Acid Glycol Low quality coals Biomass Downstream Process Technologies By-Products Synthesis Gas (CO+ H2) Sulfur Ash Chemicals Fuels Fertilizers Power Gas Steel Making Ammonia Urea DRI SES' U-GAS(r) System + 7

Synthetic Natural Gas (SNG)
A Growth Opportunity

U-GAS® is Key to Economic for SNG


$/mmbtu
12
10
8
6
4
2
0
Profit potential from SNG
0.84
1.88
1.86
11
Natual gas selling price
Capital
O&M
Fuel cost
U-Gas based SNG cost
Estimated natural gas price at city gate

Asia Synthetic Natural Gas - *SNG*

- Attractive economics
- Encouraged by Chinese government
- Large scale "mega" projects planned

(Typical 4B NCM built in 1B NCM Phases)

- Target fuel - low cost, low quality coal

➢ *SES provides a clean, efficient & lower cost solution for SNG*

➢ *SES technology unlocks value in lignite vs. other gasification technologies which can be limited to higher grade coal*

Assumptions

➢ Representative 4 billion ncm/yr SNG project in China
➢ Low rank coal feedstock: coal price net of VAT (Rmb85/mt ($16/mt ton)
➢ City gate gas price region Xinjiang/Gansu/Inner Mongolia
➢ Total project capital cost: ~$2.3bn.

SYNTHESIS ENERGY SYSTEMS

Attractive Economics with Low Quality Coal

SYNTHESIS ENERGY SYSTEMS

Potential to grow in multiple energy and chemical market segments with attractive economics based on low cost coals and U-Gas technology

	Production Capacity (tons or ncm)	End Product Gross Selling Price	Projected Annual Revenues (millions)	Projected Annual EBITDA (millions)
SNG	4B ncm/a total project 1.3 B ncm/a phases	~$9 - $13/mmbtu	~$1575 Project ~$525 per phase	~$1150 Project ~$375 per phase
Ammonia (fertilizer)	600K t/pa	$500 - $550/ton	~$315	~$155
Methanol	300K t/pa	$400 - $450/ton	~$130	~$60
Ethylene Glycol	300K t/pa	$1,400 - $1,550/ton	~$440	~$305

Assumptions

- Region Asia/China; low quality coal priced between $15/ton and $20/ton
- Project capital costs: SNG ~ $2.3bn; Ammonia ~$250-$300mm; Methanol ~$225~$275mm; Ethylene Glycol ~ $670~$720mm. Capex/Opex Source: Chinese Design Institute Feasibility Study Reports and SES internal engineering studies
- Product selling prices are gross and pre-VAT. Prices based on China market spot price. Source: *Chem 99 Consulting*, *http://coalchem.chem99.com*

SYNTHESIS ENERGY SYSTEMS

Multiple Paths to Growth and Profitability SES Advanced Gasification Technology Three Pronged Global Growth Strategy Technology, Equipment Supply & Services - Rapid U-GAS(r) Commercialization Grow installed base Near term earnings Project Investments - Equity Carries & Options Selective Investments Earnings from product sales Integrating Coal Resources - Vertical integration Links low cost feedstock Technology & Equipment Supply Selective Project Investments Integrated Coal Resource Projects 10

Licensing - Sustained revenue generator Technology royalty is typically a one time fee collected across project design, construction & startup Typical project cycle...24 to 48 months Typical transaction range $3MM to $30MM+ (based on syngas capacity)1 Specialized Equipment & Technical Services - Pre-Order Engineering Services...coal testing, feasibility studies Process Designs (PDP)...engineered by SES & delivered prior to detailed design Equipment...proprietary equipment orders placed during detailed design Technical Services...training, commissioning, start-up, ongoing support Technical Services Specialized Equipment Gasification Technology SES Scope of Supply Technology, Equipment Supply & Services 1 Typically based on the project's daily capacity to produce CO,& Hydrogen (syngas) and methane as well as consideration for syngas energy content 11

Project Investments Value creation through investment in U-Gas projects Joint venture partnerships Direct equity investments & carried interests Multiple energy and chemical market segments Syngas plants, SNG, integrated methanol/glycol facilities, fertilizer businesses, etc Build Own Operate ("BOO") and Build Own Transfer ("BOT") models Modular units; engineering, equipment and construction partnerships Operating and technical services Focus - targeting high growth, high product demand, emerging market environments 12

Integrating Coal Resources Vertically integrates and/or links under utilized, low quality coal resources to SES projects globally SES' U-GAS(r) technology facilitates monetization of low commercial value "stranded" coals that are otherwise difficult or impossible to commercialize Secures long-term low cost fuel for projects Positions SES to be global leader in captive low rank coal resources Targeted regions include Asia, Eastern Europe, Eurasia, and parts of Africa Two significant Asia project initiatives currently under development 13

Implementing Strategy through Regional Growth Platforms Strategic partnering key to SES global growth Find well capitalized partners that bring financial strength to table Have ability to facilitate and capture new business Facilitate completion of local approvals for projects Experience with regional culture, language, customs and local business practices Puts localized face/branding on SES Emerging markets focus, high demand, significant commercial potential Well advanced in China, developing in India Other Asian and developing regions on radar screen - Southeast Asia, Eastern Europe, Latin America Regional approach leverages SES technology position Regions targeted contain vast low-cost feedstock resources, essential to maintaining competitive advantage Capture and integrate these resources into regional commercial effort, further distinguishing SES as leading cost competitor 14

Building Momentum Yima/ZJX Investment (China) $84 million investment into SES (Pending) Collaboration leverages position in China Facilitates multiple development opportunities Zuari Investment (India) Initial $5 million investment into Company Establishes key position in new, high growth, high demand marketplace Development, licensing initiatives underway SES/Midas Joint Venture (Resources) Vertical integration of feedstock resources with projects to enhance competitive advantage SES has made significant progress this year advancing its business plan and attracting investment capital... These initiatives provide opportunities to build on existing positions, expand into important rapidly developing markets, and create long term value.... Key additional initiatives include SES' recently announced technical services agreement with Ambre Energy. Affords application of U-GAS(r) in large scale Queensland GTL project Opens up new opportunities for licensing, equipment supply, and other technical services arrangements 15

Zao Zhuang (ZZ) - Shandong Province (operating 3.5 years) JV with Shandong Hai Hua Coal & Chemical Co. Ltd (96% SES / 4% HH) Proven U-GAS(r) performance with successful commercial operation Proven feedstock flexibility with wide range of coal and coal wastes processed High syngas availability...over 97% average Yima Plant - Henan Province (under construction) JV with Yima Coal Industry Group (75% Yima / 25% SES, option to increase to 49%) Phase 1 of planned $4B Mazhuang Coal Chemical and Energy Industrial Park Converts 2,400 mtpd coal (up to 45% ash) to 300,000 mtpa methanol equivalent products Syngas generation planned for mid-2012 Existing Operations and Investments 16

17 Financial Highlights ($000's) Financial performance Nine Months Ended March 31, 2011 2010 Revenues $ 7.6 $ 7.5 Operating loss: ZZ Joint Venture plant (1.3) (2.7) Technology licensing & related (1.1) (3.0) Consolidated (11.0) (14.6)* Sufficient capital resources $29 MM cash as of March 31, 2011 $5 MM proceeds from Zuari stock sale in June 2011 $84 MM stock sale agreement with ZJX/China Energy (close pending) Favorable operating trends: Gaining traction on licensing business with increasing coal tests and technical studies Continued improvements of ZZ Plant's operating results Increased partnership opportunities to develop projects * excluding impairment losses in fiscal 2010.

Investment Summary - Compelling Growth Story, Building Value Uniquely and competitively positioned in low cost feedstock, becoming more so on global basis Leader in global gasification technology; commercializing technology in high demand, high growth markets, our only business Building significant momentum - achieving growth through regional platform strategy - Yima/ZJX, Zuari/India, SES-RS Proven track record - successful operations in China for three years; multiple development initiatives and opportunities in pipeline World class management and technical team, indigenous country expertise 18

Experienced Management Team



Robert W. Rigdon - President & CEO
30 years industry experience in manufacturing, engineering and technology with 15 years in gasification technology, project development and business development at ChevronTexaco and GE



William E. Preston - SVP, Business Development & Global Licensing
30 years of business development, project management, and operations including successful execution of the Cool Water Coal Gasification Program and Eastman Chemical's gasification plant



Francis Lau - SVP, Chief Technology Officer
Renowned technology expert with +30 years R&D and industry experience. Previously Executive Director of Gasification and Gas Processing at GTI and primary developer of U-GAS®



Dr. John Winter - SVP, Engineering and Project Operations
+30 years of petrochemicals experience including +15 years of gasification technology research, engineering design, technical services, and gasification plant operations



Kevin Kelly - Chief Accounting Officer
+25 years of audit experience and controllership and treasury management positions with a variety of publicly traded companies

SYNTHESIS ENERGY SYSTEMS
19